UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 25, 2005
                        (Date of Earliest Event Reported)

                           Cyber Defense Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Florida                                  333-46424               55-0876130
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(State or other jurisdiction            (Commission           (IRS Employer
of incorporation)                       file number)         Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                            33716
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(Address of Principal Executive Offices)                         (Zip Code)

                                (727) 577 - 0873
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              (Registrant's Telephone Number, Including Area Code)

                  ---------------------------------------------
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act [(17 CFR 240.14d-2(b)]

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act [(17 CFR 240.13e-4(c)].

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Joint Venture Agreement

      On April 25, 2005, Cyber Defense Systems, Inc. (the "Company") entered into an agreement with (the "Agreement") with Techsphere Systems International, LLC. ("Techsphere") pursuant to which the Company and Techsphere agreed to form a joint venture to acquire four non-remote (manned) MAA airship ("Airships") to lease for commercial purposes. The Agreement also provides for a modification of certain provisions of the Marketing and Sales Agreement between the Company and Techsphere dated May 1, 2004.

      Pursuant to the Agreement, the Company agreed to form a new entity, Airship Leasing Col., LLC ("ALC") to acquire four Airships from Techsphere to be used for the purpose of leasing the Airships to commercial end users. The Company shall be the sole manager of ALC. The Company and Techsphere expect to bring in outside investors to fund 100% of the Airship purchase price, which shall be paid back to the investors out of ALC profits. The investors shall also receive 50% of the ALC profits going forward.

      The Marketing and Sales Agreement has been amended to provide that the Company has an exclusive right to market, sell and lease Airships on a global basis to governmental and military end users and to receive a commission of 6.5% on all sales and leases. Further, this Agreement was amended to provide that the Company, pursuant to its non-exclusive right to market, sell and lease Airships on a global basis to commercial and telecommunications end users, shall receive a commission of 9.0% on all sales and leases.

      (c)   Exhibits

EXHIBIT
NUMBER      DESCRIPTION
--------    -----------

10.1 Agreement dated April 24, 2005 by and between Cyber Defense Systems, Inc. and Techsphere Systems International, LLC.

99.1 Press Release dated April 25, 2005 entitled "Cyber Defense Systems forms Airship Leasing Co. joint venture with Techsphere Systems grants license to purchase and lease four airhips for commercial advertising."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CYBER DEFENSE SYSTEMS, INC.



By: /s/ Billy Robinson
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Billy Robinson
Chief Executive Officer

Dated: April 25, 2005